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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):
                     July 28, 1999



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                 35-0416090
(State or Other      (Commission File         (IRS Employer
Jurisdiction of           Number)            Identification
Incorporation)                                         No.)


       601 N.W. Second Street, Evansville, IN  47708
      (Address of Principal Executive Offices)(Zip Code)


    Registrant's telephone number, including area code:
                     (812) 424-8031



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
Item 5.    Other Events.

 On July 28, 1999, American General Finance Corporation (the
"Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and six-month periods ended June 30, 1999.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

    (c) Exhibits. The following Exhibit is filed as part of this Report:

           Exhibit
           Number    Description


           99        Earnings Release issued by American
                     General Finance Corporation on July
                     28, 1999 regarding certain of its
                     unaudited financial results for the
                     three- and six-month periods ended
                     June 30, 1999.

                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 29, 1999

                AMERICAN GENERAL FINANCE CORPORATION



                By:  /s/ GEORGE W. SCHMIDT
                     George W. Schmidt
                     Controller and Assistant Secretary




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                       EXHIBIT INDEX



Exhibit
Number     Description

99         Earnings Release issued by American General
           Finance Corporation on July 28, 1999
           regarding certain of its unaudited
           financial results for the three- and six-month periods ended June 30, 1999.